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                                                                    Exhibit 10.8

                     AMENDMENT NO. 2 TO SERIES C CONVERTIBLE
                            STOCK PURCHASE AGREEMENT

     THIS AMENDMENT NO. 2 TO SERIES C CONVERTIBLE STOCK PURCHASE AGREEMENT dated as of January 10, 2002 (this "Amendment"), is made and entered into by and among UBS CAPITAL AMERICAS III, L.P., a Jersey, Channel Islands limited partnership ("Americas"), UBS CAPITAL LLC, a Delaware limited liability company ("UBS Capital" and together with Americas, the "Purchasers") and IFX CORPORATION, a Delaware corporation (the "Company").

                                    RECITALS

     WHEREAS, Purchasers and the Company are parties to that certain Series C Convertible Stock Purchase Agreement dated as of October 11, 2001, as amended by Amendment No. 1 to Series C Convertible Stock Purchase Agreement dated as of December 10, 2001 (as so amended, the "Purchase Agreement"); and

     WHEREAS, the Company and Purchasers desire to further amend the Purchase Agreement as set forth below, which amendment has been approved by the Board of Directors of the Company.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Termination Date. Section 10(b) of the Purchase Agreement is amended by deleting the number "90" and substituting the number "120" therefor.

     2. Counterparts. This Amendment may be executed in one or more counterparts and all such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     3. Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law provisions thereof.

     4. Defined Terms. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     5. Continuance of Purchase Agreement. Except as provided herein, the terms of the Purchase Agreement shall continue in full force and effect.

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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the first date written above.

                            IFX CORPORATION

                            By: /s/ Joel Eidelstein
                                ------------------------------------
                                Name:  Joel Eidelstein
                                Title: President



                            UBS CAPITAL AMERICAS III, L.P.

                            By: UBS CAPITAL AMERICAS III, LLC

                                By: /s/ Mark O. Lama
                                    --------------------------------
                                    Name:  Mark O. Lama
                                    Title: Principal

                                By: /s/ Marc Unger
                                    --------------------------------
                                    Name:  Marc Unger
                                    Title: Chief Financial Officer


                            UBS CAPITAL LLC

                            By: /s/ Mark Lama
                                ------------------------------------
                                Name:  Mark Lama
                                Title: Attorney-in-fact

                            By: /s/ Marc Unger
                                ------------------------------------
                                Name:  Marc Unger
                                Title: Attorney-in-fact

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